UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
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No fee required.

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Fee paid with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2022
To Our Shareholders:
I am writing to inform you of the upcoming Annual Meeting of Shareholders (with any postponements or adjournments, “Meeting”) of the MainStay MacKay DefinedTerm Municipal Opportunities Fund (“Fund”), a closed-end management investment company organized as a Delaware statutory trust. The Meeting will be held telephonically on September 28, 2022 beginning at 9:00 a.m., Eastern time. The purpose of the Meeting is:
1.
To elect two Trustees to serve as Class I Trustees of the Fund for three-year terms or until their successors are duly elected and qualify; and

2.
To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees (“Board”) of the Fund has reviewed the qualifications and backgrounds of the Class I Trustee nominees and believes that they are experienced in overseeing an investment company, are familiar with the Fund and its manager and subadvisor and that their election is in the Fund’s best interests. Therefore, the Board recommends that you vote “FOR” the Class I Trustee nominees.
Due to the continued public health impact of the coronavirus pandemic (COVID-19), to mitigate potential risks to the health and safety of our shareholders and advisory and administrative personnel and to support the health and well-being of our shareholders, including social distancing measures, you will not be able to attend the Meeting in person. All shareholders are requested to vote over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may also vote at the telephonic Meeting if you choose to participate telephonically. To participate in the Meeting, please email shareholdermeetings@computershare.com at least 3 days prior to the Meeting date. You will need to provide your name, address and control number in order to gain access to the call-in number and passcode. You may vote during the Meeting by following the instructions provided during the Meeting.

To avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully read the full text of the enclosed Proxy Statement, and vote according to the manner specified, either by mail, on the Internet, by phone or at the Meeting.
Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the telephonic Meeting, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on September 28, 2022. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares. Please refer to the proxy card for more information on how to vote. If you have any questions before you vote, please call toll-free 866-963-5746. We will get you the answers that you need.
We appreciate your participation and prompt response in this matter and thank you for your continued support.
Sincerely,
Kirk C. Lehneis
President
Enclosure

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2022
The Proxy Statement is also available at:
www.proxy-direct.com/man-32816
To Our Shareholders:
Notice is hereby given that the Annual Meeting of Shareholders (with any postponements and adjournments, “Meeting”) of MainStay MacKay DefinedTerm Municipal Opportunities Fund (“Fund”), a closed-end management investment company organized as a Delaware statutory trust, will be held telephonically on September 28, 2022, beginning at 9:00 a.m., Eastern time for the following purposes:
1.
To elect two Trustees to serve as Class I Trustees of the Fund for three-year terms or until their successors are duly elected and qualify; and

2.
To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. The Board of Trustees (“Board”) of the Fund has fixed July 6, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof, and only holders of shares on that date are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.
You are cordially invited to attend the Meeting by participating telephonically. If you attend the Meeting, you may vote your shares telephonically. Even if you do not attend the Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.
Due to the continued public health impact of the coronavirus pandemic (COVID-19), to mitigate potential risks to the health and safety of our shareholders and advisory and administrative personnel and to support the health and well-being of our shareholders, including social distancing measures, you will not be able to attend the Meeting in person. All shareholders are requested to vote over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may also vote at the telephonic Meeting if you choose to participate telephonically. To participate in the Meeting, please email shareholdermeetings@computershare.com at least 3 days prior to the Meeting date. You will need to provide your name, address and control number in order to gain access to the call-in number and passcode. You may vote during the Meeting by following the instructions provided during the Meeting.
Your vote is very important to us. Whether or not you plan to attend the telephonic Meeting, please vote using the enclosed proxy. If you have any questions before you vote, please call toll-free 866-963-5746.
By Order of the Board of Trustees,
J. Kevin Gao
Chief Legal Officer and Secretary
July 18, 2022

IMPORTANT NOTICE:
PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR
THE ANNUAL MEETING
This Proxy Statement and Notice of Annual Meeting are available at:
www.proxy-direct.com/man-32816
Meeting Information.   The Board of Trustees (“Board” and Board members are referred to as “Trustees”) of MainStay MacKay DefinedTerm Municipal Opportunities Fund (“Fund”) is soliciting your proxy to be voted at the Annual Meeting of Shareholders to be held telephonically on September 28, 2022 at 9:00 a.m., Eastern time (with any postponements or adjournments, “Meeting”). Participating in the Meeting are holders of common shares of beneficial interest (“Common Shares”).
Due to the continued public health impact of the coronavirus pandemic (COVID-19), to mitigate potential risks to the health and safety of our shareholders and advisory and administrative personnel and to support the health and well-being of our shareholders, including social distancing measures, you will not be able to attend the Meeting in person. All shareholders are requested to vote over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may also vote at the telephonic Meeting if you choose to participate telephonically. To participate in the Meeting, please email shareholdermeetings@computershare.com at least 3 days prior to the Meeting date. You will need to provide your name, address and control number in order to gain access to the call-in number and passcode. You may vote during the Meeting by following the instructions provided during the Meeting.
General Voting Information.   You may provide proxy instructions by completing, signing and returning the enclosed proxy card (“Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” or “FOR ALL” of the Class I Trustee nominees for which your shares are eligible to vote in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares telephonically. If your shares are held of record by a broker and you wish to vote at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy at any time before the Meeting by: (i) notifying Computershare Fund Services in writing at P.O. Box 808000, Louisville, Kentucky 40233-9890; (ii) submitting a later signed Proxy Card; or (iii) voting your shares at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.
Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of the Fund that they owned of record on July 6, 2022 (“Record Date”). Exhibit A shows the number of shares of the Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of the Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card will be first mailed to shareholders on or about July 26, 2022.
This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Fund or New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates, through telephone, facsimile, or other communications. The Fund has also engaged a professional proxy solicitation firm to assist in the distribution and solicitation of proxies. The cost of the services of the professional proxy solicitation will be borne by the Fund. Please see the section titled “Other Information: Proxy Solicitation” for information regarding the professional proxy solicitation firm. The Fund may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Fund’s shares.
The presence telephonically or by proxy of holders of thirty-three and one-third percent (33 1∕3%) of the Fund’s outstanding shares entitled to vote at the Meeting shall constitute a quorum. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding the proposal, management may propose an adjournment or adjournments of the Meeting. The Meeting, whether or not a quorum is present, may be adjourned for any lawful purpose by the Chairman of the Board, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning the Meeting, either in person or by proxy.
Abstentions and Broker Non-Votes.   Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Broker non-votes can occur when a meeting has (i) a “routine” proposal, such as the election of trustees, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (ii) a “non-routine” proposal, such as a change to the Fund’s fundamental investment policy, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but do not vote on the non-routine proposal are called “broker non-votes.” Because the proposal presented at the Meeting is considered to be a “routine” voting item (i.e., the election of the Class I Trustees), the Fund does not expect to receive any broker non-votes or abstentions. In the unlikely event that it does, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for the Fund at the Meeting. They will be treated as votes present at the Meeting but will not be treated as votes cast. Therefore, they would have the same effect as a vote “AGAINST” the proposal requiring a majority of votes present.
Copies of the Fund’s most recent annual report and semi-annual report, including financial statements, are available upon request, at no charge, by writing to NYLIFE Distributors, LLC Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 855-456-9683.

THE PROPOSAL: TO ELECT CLASS I TRUSTEES OF THE FUND
The Fund’s Amended and Restated Agreement and Declaration of Trust provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. Susan B. Kerley and Jacques P. Perold were elected by shareholders of the Fund as Class I Trustees at the 2019 annual meeting of shareholders of the Fund. The terms of office of the Class I Trustees expire on the date of the Meeting.
The Board, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the recommendation of the Fund’s Nominating and Governance Committee, which is comprised solely of Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), have nominated Ms. Kerley and Mr. Perold to serve as Class I Trustees for a three-year term expiring in 2025 or until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.
It is the intention of the persons named on the enclosed Proxy Card to vote for the Class I Trustee nominees for a three-year term. The Board knows of no reason why a nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board may recommend. Each of the current Trustees is an Independent Trustee, with the exception of Yie-Hsin Hung. The names of the Fund’s nominees for election as Class I Trustees and each other Trustee of the Fund, their years of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held by the nominee or Trustee are provided in the tables below. Information is provided as of June 30, 2022. Unless otherwise noted, the address of each Trustee is c/o New York Life Investments, 51 Madison Avenue, New York, New York 10010.
In addition to its oversight of the Fund, the Board oversees MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust, and MainStay CBRE Global Infrastructure Megatrends Fund and elects the officers of the Fund who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Officers serve a term of one year and are elected annually by the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the U.S. Securities and Exchange Commission (“SEC”) thereunder) of the Fund.

CLASS I TRUSTEES
(Current Trustees with a term expiring at
the Annual Meeting to be held in 2022)
Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Susan B. Kerley 1951	Chairman and Class I Trustee	Since 2011 (Chairman since 2017)	President, Strategic Management Advisors LLC (since 1990)	78	MainStay Funds Trust: Chairman since 2017 and Trustee since 1990** (32 funds);
The MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);
MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007** (31 portfolios);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).
Jacques P. Perold 1958	Class I Trustee	Since 2016	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 funds);
The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;
Partners in Health: Trustee since 2019;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017.

CLASS II TRUSTEES
(Current Trustees with a term expiring at
the Annual Meeting to be held in 2023)
Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Alan R. Latshaw 1951	Class II Trustee	Since 2011	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds Trust: Trustee since 2007** (32 funds);
The MainStay Funds: Trustee since 2006 (12 funds);
MainStay VP Funds Trust: Trustee since 2007** (31 portfolios);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021.
Karen Hammond 1956	Class II Trustee	Since 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); (32 funds);
The MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); (12 funds);
MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); (31 portfolios); and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019.

CLASS III TRUSTEES
(Current Trustees with a term expiring at
the Annual Meeting to be held in 2024)
Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Yie-Hsin Hung* 1962	Class III Trustee	Since 2017	Senior Vice President of New York Life since joining in 2010; Member of the Executive Management Committee since January 2017; Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015; Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015; Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay Funds Trust: Trustee since 2017 (32 funds);
The MainStay Funds: Trustee since 2017 (12 funds);
MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and
Turtle Beach Corporation: Director since April 2021.

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David H. Chow 1957	Class III Trustee	Since 2016	Founder and CEO, DanCourt Management, LLC (since 1999)	78	MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (32 funds);
The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.
Richard S. Trutanic 1952	Class III Trustee	Since 2011	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds Trust: Trustee since 2007** (32 funds);
The MainStay Funds: Trustee since 1994 (12 funds);
MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021.

(1)
The fund complex consists of the Fund and series of MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (“MainStay Group of Funds” or “Fund Complex”).

*
Ms. Hung is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

**
Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust and MainStay VP Funds Trust.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I TRUSTEE NOMINEES
In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion that each Trustee is qualified to serve as a Trustee of the Fund in light of the Fund’s business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Fund or to Trustees of other mutual funds generally.
Class I Trustees/Nominees
Independent Trustees
Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. Ms. Kerley serves as an Audit Committee Financial Expert for the MainStay Group of Funds. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.
Mr. Perold. Mr. Perold has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Perold has served as the Chairman of the Contracts Committee since January 2018. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He also served as a member of Boston University’s Investment Committee from 2008 to 2019 and was a Trustee of the University until 2019. Since 2019, Mr. Perold has served as a Trustee at Partners in Health. In addition, Mr. Perold has served as the Chief Executive Officer of CapShift Advisors LLC, a SEC-registered investment adviser, since 2018.
Class II Trustees
Independent Trustees
Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Mr. Latshaw serves as an Audit Committee Financial Expert for the MainStay Group of Funds. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.
Ms. Hammond. Ms. Hammond has served as a Trustee since December 2021 and as an Advisory Board Member of the MainStay Group of Funds from June 2021 to December 2021. Ms. Hammond has served as the Chair of the Risk and Compliance Oversight Committee since December 2021. Ms. Hammond serves as an Audit Committee Financial Expert for the MainStay Group of Funds. Ms. Hammond has over 30 years of experience in the investment management industry, spending the majority of her career with Fidelity Investments from 1993 to 2013. Ms. Hammond served as Senior Vice President of Investment Services for Fidelity Management & Research Company from 2005 to 2007 and, most recently, was Managing Director of a private equity group within Fidelity from 2007 until 2013. Ms. Hammond also served as a director of real estate investment trusts beginning in 2014. Since 2017, Ms. Hammond has also been a member of the Rhode Island State Investment Committee. Ms. Hammond

also serves as a director for Two Harbors Investment Corp and Blue Cross Blue Shield of Rhode Island.
Class III Trustees
Interested Trustee
Ms. Hung. Ms. Hung has been a Trustee since 2017. She is the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC, New York Life’s global multi-boutique third party asset management business since May 2015. She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life’s Executive Management Committee effective January 1, 2017. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses.
Independent Trustees
Mr. Chow. Mr. Chow has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Investment Committee since January 2022. Mr. Chow served as the Chairman of the Risk and Compliance Oversight Committee from 2017 to 2021. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 30 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has been a trustee of Berea College, serves on the Executive Committee and is the Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow served on the Governing Council of the IDC from 2012 to 2020. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford from 2009 to 2017.
Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the

Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has extensive investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments.
Trustee Qualifications
In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Fund’s shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition.
Board Structure and Leadership
The Board oversees the business and affairs of the Fund as well as key service providers to the Fund, including the services provided to the Fund by the Manager and MacKay Shields LLC (“MacKay Shields” or “Subadvisor”). The Board holds regularly scheduled meetings on a quarterly basis and other meetings on a quarterly and/or an as needed basis. There are seven Trustees, six of whom are considered not to be “interested persons” (as that term is defined in the 1940 Act) of the Fund, the Manager or the Subadvisor (“Independent Trustees”) in accordance with rules adopted by the SEC.
The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations.
As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Fund’s operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.
The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Fund because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Trustees in their oversight of the Fund’s operations and their independent review of proposals made by the Manager.
Risk Oversight
While responsibility for day-to-day risk management relating to the Fund and its operations resides with the Manager, Subadvisor or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisor, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Fund. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. Senior management of the Manager and senior officers of the Fund regularly report to the Board and the Committees on a variety of risk areas relating to the Fund, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Fund’s performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Fund’s operations. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund’s compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and the Risk and Compliance Oversight Committee also regularly review and consider for approval, as necessary, the Fund’s compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Fund’s service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.
The Board oversees the Fund’s liquidity risk (defined by the SEC as the risk a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund) through, among other things, receiving periodic reporting and presentations by investment and other personnel of New York Life Investments and its affiliates. Additionally, as required by Rule 22e-4 under the 1940 Act, the Fund has implemented a Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of New York Life Investments as the Liquidity Program’s Administrator. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program’s Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and the effectiveness of its implementation.
The Board also benefits from other risk management resources and functions within the Manager’s organization, such as the Manager’s risk management personnel and the internal auditor of the Manager’s parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager’s risk management personnel, including the Manager’s Chief Risk Officer (“CRO”). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager’s enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager’s businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Fund’s investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board Committees
The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. Each Committee of the Board, with the exception of the Investment Committee, is comprised entirely of Independent Trustees, who are also “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards. The Fund has also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.
Audit Committee.   The primary purposes of the Audit Committee are to oversee the Fund’s processes for accounting, auditing, financial reporting and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Karen Hammond and Susan B. Kerley. The Audit Committee held 10 meetings during the fiscal year ended May 31, 2022. A copy of the Audit Committee Charter is attached as Exhibit D.
Contracts Committee.   The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Fund is, or proposed to be, a party and to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Fund. The members of the Contracts Committee include Jacques P. Perold (Chairman), David H. Chow, Karen Hammond, Susan B. Kerley, Alan R. Latshaw, and Richard S. Trutanic. The Contracts Committee held 6 meetings during the fiscal year ended May 31, 2022.
Investment Committee.   The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Fund and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include David H. Chow (Chairman), Karen Hammond, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 7 meetings during the fiscal year ended May 31, 2022.

Nominating and Governance Committee.   The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Karen Hammond, Susan B. Kerley, Alan R. Latshaw and Jacques P. Perold. The Nominating and Governance Committee held 9 meetings during the fiscal year ended May 31, 2022. A copy of the Nominating and Governance Committee Charter is attached as Exhibit E.
The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the “Candidate Policy”), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.
Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund’s Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate’s contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund’s proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration. No nominee recommendations have been received from shareholders.
Risk and Compliance Oversight Committee.   The primary purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Fund. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Fund, the Manager and Subadvisor, and other service providers to the Fund. The Risk and Compliance Oversight Committee also oversees the implementation of the Fund’s proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.
The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Fund’s Manager, Subadvisor and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Fund that are required to be reasonably designed to ensure compliance by the Fund and its primary service providers with applicable federal securities laws. The Fund’s CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Fund is or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: Karen Hammond (Chair), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Risk and Compliance Oversight Committee held 10 meetings during the fiscal year ended May 31, 2022.
Valuation Committee.   The primary purposes of the Valuation Committee are to oversee the implementation of the Fund’s valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation

Committee include: Christopher Feind (Chairman), Jack R. Benintende, Kevin M. Gleason (non-voting member), David H. Chow, J. Kevin Gao, Karen Hammond, Dale A. Hanley, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold, Andrew Peters and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 6 meetings during the fiscal year ended May 31, 2022.
Valuation Subcommittee.   The primary purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund’s valuation procedures. Meetings may be held in person, by telephone conference call or via-emails. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Gleason (non-voting member), Christopher Feind, J. Kevin Gao, Dale A. Hanley, Andrew Peters and Amaury Rzad. The Valuation Subcommittee held no meetings during the fiscal year ended May 31, 2022.
Board and Committee Meetings
During the Fund’s fiscal year ended May 31, 2022, the Board held 7 regular meetings and 1 special meetings. Each Committee held meetings as discussed above. Each Trustee then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Trustee is a member.
Trustee Attendance at Shareholder Meetings
The Fund has no formal policy regarding Trustee attendance at shareholder meetings. None of the Trustees were present at the Fund’s 2021 annual meeting of shareholders held on September 29, 2021.
Beneficial Ownership by Trustees
As of May 31, 2022, the dollar range of equity securities owned by each Trustee in the Fund (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the MainStay Group of Funds was as follows:

Interested Trustee
	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Yie-Hsin Hung	Over $100,000	Over $100,000
Independent Trustees
	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David H. Chow	None	Over $100,000
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	Over $100,000
Karen Hammond	None	$10,001 — $50,000
Jacques P. Perold	None	Over $100,000
Richard S. Trutanic	None	Over $100,000
Trustee Compensation
The following table reflects the compensation received by certain Trustees for the fiscal year ended May 31, 2022, from the Fund and the Fund Complex. The Fund Complex consists of the Fund, as well as MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust and MainStay CBRE Global Infrastructure Megatrends Fund, which are registrants not discussed in this proxy statement. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer and a fee for each regularly scheduled Board meeting and associated Committee meetings attended and may receive fees for attending other Board meetings and associated Committee meetings on a case-by-case basis. The Chairman of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustee(1)
David H. Chow	$1,838	None	None	$350,000
Karen Hammond(2)	$1,091	None	None	$120,000
Susan B. Kerley	$2,154	None	None	$410,000
Alan R. Latshaw	$1,838	None	None	$350,000
Richard H. Nolan, Jr.(3)	$987	None	None	$185,000
Jacques P. Perold	$1,857	None	None	$350,000
Richard S. Trutanic	$1,838	None	None	$350,000

(1)
Includes compensation paid by MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and the Fund.

(2)
Includes compensation received as an Advisory Board member from June 2021 through December 2021.

(3)
Richard H. Nolan, Jr. retired as of December 31, 2021.

As of the date of this proxy statement, the Trustees and Officers of the Fund as a group owned less than 1% of beneficial interests of the Fund.
Officers
The following individuals are officers of the Fund: Jack R. Benintende, Kevin M. Gleason, Kirk C. Lehneis, J. Kevin Gao, and Scott T. Harrington. Exhibit C includes certain information concerning these officers.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the 1934 Act requires the Fund’s executive officers, directors and certain persons affiliated of the manager, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Reporting Persons”), file Forms 3, 4, and 5 with the SEC, by or on behalf of the Reporting Persons. Reporting

Persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund. Based solely upon a review of copies of such reports of ownership, as of the date of this Proxy Statement, we believe that the Reporting Persons complied with all applicable Section 16(a) reporting requirements and that all required reports were filed in a timely manner.
Quorum and Required Vote
The presence telephonically or by proxy of holders of thirty-three and one-third percent (33 1∕3%) of the Fund’s outstanding shares entitled to vote at the Meeting shall constitute a quorum. Provided that a quorum is present at the Meeting, the affirmative vote of a majority of the shares voted is necessary for the election of a Trustee.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I TRUSTEE NOMINEES
Independent Registered Public Accounting Firm
The firm of PricewaterhouseCoopers LLC (“PwC”) has been selected as the independent registered public accounting firm (“independent auditors”) for the Fund. PwC acted as independent auditors of the Fund for its most recently completed fiscal year and has been appointed as independent auditors for the Fund’s current fiscal year. If a subsequent determination is made that PwC’s objectivity and impartiality has been impaired with respect to the planning for and execution of the Fund’s audit, then the Fund may no longer be able to continue to utilize PwC as the Fund’s auditor and would need to obtain audit services from a different independent registered public accounting firm.
The Audit Committee must approve all audit and non-audit services provided by the Fund’s independent auditors relating to the operations or financial reporting of the Fund. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.
The Audit Committee has adopted pre-approval policies and procedures (“Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Fund by the independent auditors, and (ii) all permissible non-audit services to be provided by such independent auditors to New York Life Investments and to any entity controlling, controlled by or under common control with New York Life Investments that provides ongoing services to the Fund (collectively, “Service Affiliates”) if the services directly relate to the Fund’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent auditors to certify the Fund’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Fund and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Fund or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.
The Audit Committee has reviewed and discussed with the management of the Fund and representatives from PwC the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication with Those Charged with Governance). The Audit Committee received and reviewed the written disclosures and the letter from PwC required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect. The Audit Committee also discussed with a representative of PwC the independent auditor’s independence. The Board also considered fees received by PwC from New York Life Investments and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence. Based on the foregoing discussions with management and the independent auditors, the Audit Committee recommended to the Board that the aforementioned audited financial statements be included in the Fund’s annual report to shareholders for the last fiscal year.
All members of the Audit Committee meet the standard of independence set forth in the listing standards of the NYSE and are not considered to be “interested persons” under the 1940 Act. The Board has adopted a formal charter for the Audit Committee setting forth its responsibilities.
Representatives of PwC are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their response.

Audit Fees
For the fiscal year ended May 31, 2022, the aggregate fees billed for professional services rendered by PwC for the audit of the Fund’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $83,430. For the fiscal year ended May 31, 2021, such audit fees for the Fund were $84,400.
Tax Fees
The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended May 31, 2022; and (ii) $0 during the fiscal year ended May 31, 2021. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.
All Other Fees
There were no other audit related or other fees paid to PwC by the Fund.
Aggregate Non-Audit fees to the Fund, New York Life Investments and Service Affiliates
The aggregate non-audit fees billed by PwC for services rendered to New York Life Investments (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were approximately: (i) $10.4 million for the fiscal year ended May 31, 2022; and (ii) $10.4 million for the fiscal year ended May 31, 2021.
COMMUNICATIONS TO THE BOARD
Shareholders who wish to communicate to the Board may address correspondence to J. Kevin Gao, Secretary of the Fund, c/o the Fund at 51 Madison Avenue, New York, New York 10010. Shareholders may also send correspondence to the any individual Trustee, c/o the Fund at 51 Madison Avenue, New York, New York 10010. Without opening any such correspondence, management of the Fund will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION
Investment Manager.   New York Life Investments, 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Fund.
Subadvisor.   MacKay Shields, 1345 Avenue of the Americas, New York, New York 10105, serves as subadvisor to the Fund.
Custodian and Sub-Administrator.   JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179, serves as the custodian of the Fund’s assets and provides sub-administration and sub-accounting services to the Fund.
Transfer Agent.   Computershare Trust Company (“Computershare”), 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent.
Independent Auditors.   PwC, 300 Madison Avenue, New York, New York, 10017, serves as the Fund’s independent auditors.
Proxy Solicitation.   This proxy solicitation is being made by the Board for use at the Meeting. The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and shareholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, or agents of the Fund. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
If a shareholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone or Internet, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting telephonically. Any proxy given by a shareholder is revocable. A shareholder may revoke a proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy card, giving notice to the Fund addressed to Computershare Fund Services, P.O. Box 808000, Louisville, Kentucky 40233-9890 or by attending the Meeting and voting telephonically.
The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. Computershare Fund Services has been engaged by the Fund to assist in the distribution and solicitation of proxies.

New York Life Investments estimates total cost to be between $20,000 and $30,000, plus reasonable out-of-pocket expenses.
Householding.   Unless you have instructed the Fund not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at New York Life Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 855-456-9683. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at New York Life Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 855-456-9683.
Shareholder Proposals.   For the Fund’s annual meeting of shareholders in 2023, shareholder proposals to be included in the Fund’s Proxy Statement for that meeting must be received no later than March 20, 2023. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Exchange Act, other applicable law and the requirements of the Fund’s governing instruments, as in effect from time to time.
Fund Reports.   The Fund’s most recent annual report and semi-annual report were mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Fund at New York Life Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 855-456-9683.

EXHIBIT A
OUTSTANDING SHARES AS OF THE RECORD DATE JULY 6, 2022
Share Class	Number of Shares Outstanding
Common Shares	27,860,555.602

A-1

EXHIBIT B
SHAREHOLDERS OWNING 5% OR MORE OF SHARES OF THE FUND
As of July 6, 2022, the following accounts held of record 5% or more of the outstanding shares of the Fund. Except as noted below, management does not have knowledge of beneficial owners.
Beneficial Owner’s Name and Address	Class of Shares	Number of Shares	Percentage of Shares
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED EARL WEEKS 4804 DEERLAKE DR. E. JACKSONVILLE, FL 32246	Common	6,433,576.00	23.09%
MORGAN STANLEY SMITH BARNEY LLC JOHN BARRY 1300 THAMES ST 6TH FLOOR BALTIMORE, MD 21231	Common	4,660,764.00	16.73%
WELLS FARGO CLEARING SERVICES LLC MATT BUETTNER 2801 MARKET STREET H0006-09B ST. LOUIS, MO 63103	Common	3,222,596.00	11.57%
RAYMOND JAMES & ASSOCIATES, INC. ROBERTA GREEN 880 CARILION PARKWAY SAINT PETERSBURG, FL 33716	Common	2,782,347.00	9.99%
NATIONAL FINANCIAL SERVICES LLC JOANNE PADARATHSINGH 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Common	1,718,379.00	6.17

B-1

EXHIBIT C
OFFICERS OF THE FUND*
Name and Year of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years
Kirk C. Lehneis 1974	President	Indefinite term (Since 2017)
Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, Mainstay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (since 2017); MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), Senior Managing Director, Global Product Development (From 2015 — 2016); Managing Director, Product Development (From 2010 — 2015), New York Life Investment Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer	Indefinite term (Since 2011)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009), The

Name and Year of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years

MainStay Funds and MainStay VP Funds Trust** (since 2007), MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Gleason 1967	Vice President and Chief Compliance Officer	Indefinite Term (Since June 2022)
Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund (since June 2022); Vice President and Chief Compliance Officer, IndexIQ Trust (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 — 2022).

J. Kevin Gao 1967	Secretary and Chief Legal Officer	Indefinite term (Since 2011)
Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust (since 2010)** and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021).

Scott T. Harrington 1959	Vice President — Administration	Indefinite term (Since 2011)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of

Name and Year of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years

Directors, New York Life Trust Company (since 2009); Vice President — Administration, MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (since 2005)** and MainStay CBRE Global Infrastructure Megatrends Fund (since 2021).

*
The Officers listed above are considered to be “interested persons” of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**
Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on September 28, 2022
The Proxy Statement is available at www.proxy-direct.com/man-32816

EXHIBIT D
MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
AND
MAINSTAY CBRE GLOBAL INFRASTRUCTURE MEGATRENDS FUND
(each, a “Fund” and together, the “Funds”)
AUDIT COMMITTEE CHARTER
I.
Formation

The Board of Trustees of each Fund (together, the “Board”) has established an Audit Committee (together, the “Committee”), subject to the terms and conditions of this Charter. This Charter is intended to govern the conduct of the Committee.
II.
Purpose

The purpose of the Committee is to oversee: (i) the Funds’ accounting and financial reporting policies and practices; (ii) the Funds’ internal controls and, as appropriate, the internal controls of certain service providers; and (iii) the integrity, quality and objectivity of the Funds’ financial statements and the independent audit thereof, including, but not limited to, oversight of the qualifications and independence of each Fund’s independent auditor.
The Committee will assist the Board in its oversight of the Funds’ compliance with legal and regulatory requirements. The Committee will also report to the Board, if necessary, any relationships between the independent auditor and each Fund, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the auditor. As part of its purpose, the Committee shall be responsible for the preparation of the report of the Committee as required by the U.S. Securities and Exchange Commission (the “SEC”) to be included in the Funds’ proxy statement.
The function of the Committee is to provide oversight; it is the responsibility of each Fund and each Fund’s investment adviser to maintain appropriate systems for accounting and internal control, and it is the responsibility of each Fund’s independent auditor to plan and carry out a proper audit.
The independent auditor of each Fund shall be directly accountable to the Committee.

III.
Membership

The Committee shall be composed of at least three board members. Each member must have been determined not to be an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of each Fund (an “Independent Trustee”). In addition, each member shall have the additional qualifications indicated below. The Board, upon the recommendation of the Nominating and Governance Committee, will select the members of the Committee and the chairman of the Committee.
IV.
Qualifications of Committee Members

1.   Members of the Committee must be members of the Board and may not be officers of the Funds and should be free of any relationships that would interfere with the exercise of independent judgment.
2.   Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Any member identified as an “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K or Item 3 of Form N-CSR may be deemed to have accounting or related financial management expertise.
3.   Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, directly or indirectly, accept any consulting, advisory, or other compensatory fee from the Funds.
4.   If at least one member of the Committee is not a “financial expert” (as that term is defined in the rules and regulations of the SEC), the Funds’ periodic reports shall disclose the reason why.
V.
Duties and Powers

In carrying out this purpose, the Committee will, as it deems necessary or appropriate, carry out the following functions:
1.
To annually select, retain or terminate each Fund’s independent auditor and, in connection therewith, to evaluate the qualifications and the independence of the auditor, including whether the auditor provides any consulting, auditing or tax services to the investment adviser, and to receive the auditor’s specific representations as to their independence, delineating all relationships between the auditor and each Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence. The Committee shall assess the independence of each Fund’s independent auditor, and obtain and review the independent auditor’s disclosures and representations with respect to its independence and its compliance with the independence requirements of SEC Regulation S-X and the independence standards set forth by the Public Company Accounting Oversight Board. The Committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;
2.
To review in advance, and consider approval of, any and all proposals by management of each Fund or the investment adviser of each Fund, or their affiliated persons, for each Fund to employ an independent auditor to render “permissible non-audit services”1 to each Fund and to consider whether such services are consistent with the independent auditor’s independence.2 The Committee may

1
“Permissible non-audit services” include any professional services, including tax services, provided to each Fund by the independent auditor, other than those provided to each Fund in connection with an audit or a review of the financial statements of each Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of each Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to each Fund constitutes not more than 5% of the total amount of revenues paid by each Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by each Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) (as defined below) prior to the completion of the audit.

delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to each Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to each Fund’s investment adviser, who is responsible for ensuring that the appropriate disclosure is made in each Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws;
3.
To select, recommend and engage a new independent auditor for a Fund, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

4.
To review and oversee, in advance and in consultation with each Fund’s independent auditor, the staffing of the audit of each Fund’s financial statements and obtain from the independent auditor a written representation that it has appointed a lead auditor and/or review partner who has not acted in such capacity for each Fund in each of the Funds’ previous five fiscal years;

5.
To meet with each Fund’s independent auditor and Fund management, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services; (ii) discuss each Fund’s audited annual financial statements and unaudited semi-annual financial statements, including each Fund’s disclosure of management’s discussion of Fund performance; (iii) discuss any matters of concern relating to each Fund’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed by applicable auditing standards, and the management’s response to such matters; (iv) consider the auditor’s comments with respect to each Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (v) review the form of opinion the auditor proposes to render to the Board and shareholders; and (vi) review the performance of the auditor;

6.
To oversee the work of each Fund’s independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting;

7.
To consider the effect on each Fund of any proposed changes in accounting principles or practices, and review with each Fund’s independent auditor and with management significant current financial reporting issues;
8.
To consider, in consultation with each Fund’s independent auditor: (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of each Fund and the effect upon each Fund of any proposed changes in accounting principles or practices; (ii) all critical accounting policies and practices to be used; (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of each Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by each Fund’s independent auditor; (iv) reasons for major year-to-year variations in financial statements; (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities; and (vi) any other material written communications between each Fund’s independent auditor and management, such as any management letter or schedule of unadjusted differences;

9.
To review the fees charged by the auditor for audit and permissible non-audit services;

10.
To review, in consultation with the independent auditor, each Fund’s system of internal controls, including: (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities; (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and (iii) reports from Fund counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

11.
To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

12.
To discuss, on an annual basis, policies with respect to risk assessment and risk management, including (i) a discussion of each Fund’s guidelines and policies to govern the process by which Fund management assesses and manages each Fund’s exposure to risk; (ii) a discussion of each Fund’s major financial risk exposures and the steps Fund management has taken to monitor and control such exposures; and (iii) a general review of the processes which Fund management have in place to manage and assess risk, in coordination with the Risk and Compliance Oversight Committee of the Board, if any;

13.
To investigate improprieties or suspected improprieties in Fund operations, as they are presented to the Committee or brought to the attention of the Committee;

14.
To discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies;

15.
To investigate matters brought to its attention within the scope of its duties;

16.
To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by each Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of each Fund or its service providers of concerns regarding questionable accounting or auditing matters related to each Fund;

17.
To receive and take appropriate action with respect to any reports of evidence of a material violation of any Federal or State securities law, breach of fiduciary duty, or similar violations that may be made pursuant to each Fund’s procedures implementing the standards of professional conduct for attorneys prescribed by the SEC; and

18.
To consider such other matters as applicable laws or regulations may require, as the Board may request, or the Committee may deem appropriate in carrying out its duties and responsibilities.

VI.
Other Powers and Responsibilities of the Committee

In carrying out its purpose, the Committee shall have the following powers and responsibilities:
1.
Consistent with the terms of this Charter, to meet with and obtain information and reports from each Fund’s service providers on such subjects relating to each Fund’s accounting, auditing, financial reporting and internal control processes or on such other matters as the Committee, in its discretion, may deem necessary or appropriate;

2.
To recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities;

3.
To have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of each Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for each Fund; and (iii) determine and request appropriate funding from each Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties;
4.
To make a report as required by Item 407(d) of Regulation S-K, each June, indicating whether the Committee: (i) reviewed and discussed the financial statements with management; (ii) discussed with each Fund’s independent auditor the matters required by applicable auditing standards; and (iii) received the written disclosures and the letter from each Fund’s independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and each Fund’s independent auditor, recommends to the Board that the financial statements be included in each Fund’s annual report for the last fiscal year;

5.
To conduct, on an annual basis, a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations;

6.
To delegate any portion of its authority to a Delegate, with any action taken pursuant to such delegation to be reported to the Committee at its next meeting; and

7.
To perform such other duties as are consistent with the Committee’s purposes or are assigned to the Committee by the Board from time to time.

VII.
Reporting

At each regular meeting of the Board following a Committee meeting, the Committee will report to the Board on its activities and its findings and recommendations, if any.
VIII.
Meetings

A majority of the members of the Committee must be present to constitute a quorum for the transaction of the Committee’s business. The

Committee will meet in person at least as frequently as required by applicable law, regulation or regulatory guidance. The Committee will hold, whether in person, by telephone conference or by videoconference, such other regular or special meetings, pursuant to such notice and call, as it may determine in its discretion. At least once annually, the Committee will meet in person with each Fund’s independent auditor outside of the presence of management, and with management outside of the presence of the independent auditor. The Committee will meet at least twice annually with the Treasurer of each Fund and may confer with each Fund’s other Trustees and Officers, independent auditor personnel, legal counsel to each Fund and the non-interested Trustees, the executive and financial management of each Fund, and internal audit personnel, as needed. The Committee may also act by written consent to action without a meeting, as permitted by each Fund’s organizational documents. The Committee may also meet jointly with one or more other committees of the Board as may be appropriate in the Committee’s discretion. The Committee will prepare minutes for each meeting, and such minutes will be provided to the Board and maintained in the records of each Fund.
IX.
Limitation of Responsibilities

Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (i) the integrity and competence of those persons and organizations that render services to each Fund and from whom the Committee receives information or reports and (ii) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of each Fund under applicable federal and state law.
X.
Review of Charter

The Committee will review this Charter annually and recommend any changes it deems appropriate to the Board. The Board also may make changes to this Charter from time to time, with or without a prior recommendation by the Committee. This Charter, including any amendments to it, will be maintained in the records of each Fund.
Approved: June 29, 2011
Amended: May 16, 2012
Amended: April 1, 2014
Amended: December 12, 2016
Amended: March 17, 2020
Amended: December 10, 2020
Amended: September 1, 2021

EXHIBIT E
MAINSTAY FUNDS TRUST
MAINSTAY VP FUNDS TRUST
THE MAINSTAY FUNDS
MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
MAINSTAY CBRE GLOBAL INFRASTRUCTURE
MEGATRENDS FUND
(each a “Fund” and collectively, the “Funds”)
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
I.
Formation

The Board of Trustees (the “Board”) of each Fund has established a Nominating and Governance Committee (the “Committee”) of the Board of each Fund, subject to the terms and conditions of this Charter. The Committees of the Funds may meet and act jointly. This Charter is intended to govern the conduct of each Committee, as well as the Committees’ joint actions. References in this Charter to “Committee” are, as the context warrants, to each Committee or to the Committees acting jointly as a single body.
II.
Membership

The Committee will be composed exclusively of Trustees of the Funds, each of whom is not an “interested person” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”). The Committee will have at least three (3) members. Other Board members, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. The Board, upon the recommendation of the Nominating and Governance Committee, will select the members of the Committee and the chairman of the Committee.
III.
Purposes

The purposes of the Committee are to:
1.
Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds;

2.
Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members;

3.
Identify and recommend qualified individuals for Board membership and for the chairmanship of the Board;

4.
Make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and

5.
Oversee the self-assessment of the Board, its committees and its members.

In carrying out these purposes, the Committee will, as it deems necessary or appropriate:
A.
Fund Governance

1.
provide recommendations to the Board for improving the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds, including but not limited to the following: (i) the responsibilities of the Board and its committees; (ii) the relationship of the Board to the adviser(s) to the Funds; (iii) the standard of conduct expected of members of the Board, (iv) the respective functions of the Chairman of the Board and the officers of the Funds, and (v) the process of Board self-assessment.

B.
Size, Structure and Composition of the Board and Qualifications for Membership

1.
review periodically the size, structure and composition of the Board to determine the appropriate number of Trustees comprising the Board, the ratio of interested to Independent Trustees, the number and types of committees, the functions of the Funds’ officers and the types of expertise and experience needed among the Trustees;

2.
be involved in the orientation and training of new Trustees and continuing the education of all Trustees; and

3.
recommend to the Board with respect to the level and types of compensation for Board members. The Committee shall review such compensation arrangements annually or at such other times or intervals as it deems necessary or appropriate.

C.
Identification and Nomination of Candidates for Membership; Board Committees

1.
develop a list of possible candidates in the event of any vacancies on or additions to the Board;

2.
evaluate the candidates’ qualifications for such positions, and in the case of candidates for Independent Trustee positions. Persons nominated as Independent Trustees may not be “interested persons” of the Funds as that term is defined in the 1940 Act;

3.
evaluate any candidates nominated by shareholders in compliance with appropriate policies or procedures;

4.
recommend candidates for nomination by the Board for Board membership; and

5.
recommend the Board’s committee structure, committee membership and chairmanship for action by the Board.

D.
Self-assessment of the Board and its Members

1.
The Committee shall recommend a plan and schedule to the Board for annual self-assessment by the Board, its committees and its individual members.

2.
The Committee shall oversee the process of self-assessment approved by the Board.

E.
Other

1.
Review and consider contract, investment, and compliance and risk-related and any other matters relevant to the duties and responsibilities of the Committee, in coordination with one or more of the other committees of the Board, as appropriate.

2.
Consider such other matters as applicable laws or regulations may require, as the Board may request, or the Committee may deem appropriate in carrying out its duties and responsibilities.

IV.
Powers of the Committee

In carrying out its purposes, the Committee will have the following powers:
A.
consistent with the terms of this Charter, to meet with and obtain information and reports from the Funds’ service providers on such subjects relating to the duties and responsibilities of the Committee;

B.
to recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities;

C.
to consult with counsel to the Funds or to the Independent Trustees, as appropriate, concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees and to retain at the Funds’ expense and receive the advice and assistance of such additional experts as it may deem necessary in connection with its work, it being the Board’s intention that the Committee have the resources and authority appropriate to discharge its responsibilities as set out in this Charter;

D.
to delegate any portion of its authority to one or more members, with any action taken pursuant to such delegation to be reported to the Committee at its next meeting; and

E.
to perform such other duties as are consistent with the Committee’s purposes or are assigned to the Committee by the Board from time to time.

V.
Reporting

At each regular meeting of the Board following a Committee meeting, the Committee will report to the Board on its activities and its findings and recommendations, if any.
VI.
Meetings

A majority of the members of the Committee must be present in order to constitute a quorum for the transaction of the Committee’s business. The Committee will hold, whether in person, by telephone conference or by videoconference, such regular or special meetings, pursuant to such notice and call as it may determine in its discretion. The Committee may also act by written consent to action without a meeting, as permitted by the Funds’ organizational documents. The Committee may also meet jointly with one or more other committees of the Board as may be appropriate in the Committee’s discretion. The Committee will prepare minutes for each meeting, and such minutes will be provided to the Board and maintained in the records of the Funds.
VII.
Limitation of Responsibilities

Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Funds and from whom the Committee receives information or reports and (2) the accuracy and completeness

(both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.
VIII.
Review of Charter

The Committee will review this Charter from time to time and recommend any changes it deems appropriate to the Board. The Board also may make changes to this Charter from time to time, with or without a prior recommendation by the Committee. This Charter, including any amendments to it, will be maintained in the records of the Funds.
The foregoing Charter was approved by the Boards of each Fund (except MainStay Funds Trust, MainStay VP Funds Trust) at a meeting held on June 7, 2007, by the Board of MainStay Funds Trust at a meeting held on April 8, 2009, and by the Board of MainStay VP Funds Trust at a meeting held on December 15, 2010; amended by the Board of each Fund (except MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay CBRE Global Infrastructure Megatrends Fund) at a meeting held on December 14, 2011;approved by the Board of Trustees of MainStay MacKay DefinedTerm Municipal Opportunities Fund at a meeting held on May 16, 2012; and approved by the Board of Trustees of MainStay CBRE Global Infrastructure Megatrends Fund at a meeting held on September 1, 2021.

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010
ANNUAL MEETING OF SHAREHOLDERS — SEPTEMBER 28, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE TELEPHONIC MEETING on September 28, 2022 at 9:00 a.m. Eastern time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. Please detach at perforation before mailing. PROXYMAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND ANNUAL MEETING OF SHAREHOLDERS—SEPTEMBER 28, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES COMMON SHARES The undersigned hereby revokes all previous proxies for his/her shares and appoints J. Kevin Gao, Thomas C. Humbert, Jr., Thomas Lynch and Brian McGrady, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the Fund to be held telephonically, on Wednesday, September 28, 2022 at 9:00 a.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters and instructions on how to participate in the telephonic meeting. BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS. VOTE VIA THE INTERNET: www.proxy-direct.com MMD_32816_062222 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxxcode

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on September 28, 2022. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/man-32816 Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:      X A      Proposal The Board recommends voting “FOR” the nominees. FOR      WITHHOLD      FOR ALL ALLALLEXCEPT 1.To elect the following nominees as Class I Trustees of the Fund: 01. Susan B. Kerley 02. Jacques P. Perold INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number and name on the line provided below. 2.To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. B      Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box       /      / Scanner bar code       xxxxxxxxxxxxxxMMD 32816xxxxxxxx